Exhibit 99.1

News Release

LASALLE HOTEL PROPERTIES ISSUES FAQ IN CONNECTION WITH
PENDING MERGER TRANSACTION WITH PEBBLEBROOK HOTEL TRUST
BETHESDA, Md.-October 23, 2018- LaSalle Hotel Properties (NYSE: LHO) (“LaSalle” or the “Company”) today has posted the following list of Frequently Asked Questions (“FAQs”) to the investor relations section of the Company’s website, https://ir.lasallehotels.com/, regarding how LaSalle shareholders can elect to receive cash consideration or common share consideration in connection with the pending merger transaction with Pebblebrook Hotel Trust (NYSE: PEB) (“Pebblebrook”).
FREQUENTLY ASKED QUESTIONS ABOUT ELECTIONS

1.	How do I make an election if I am a record holder of LaSalle common shares?
Each holder of record of LaSalle common shares (holding directly through LaSalle’s transfer agent) as of the close of business on October 23, 2018, which we refer to as the record date, will have the right to submit an election to receive the cash consideration or the common share consideration by delivering an election form to the exchange agent prior to 5:00 p.m., Eastern Time, on November 26, 2018, which is the business day immediately prior to the LaSalle special meeting, which we refer to as the election deadline. LaSalle will mail the election form to the record holders of LaSalle common shares concurrently with the mailing of the joint proxy statement/prospectus.

2.	How do I make an election if my LaSalle common shares are held in “street name” by my bank, brokerage firm or other nominee?
If you hold LaSalle common shares in “street name” through a bank, brokerage firm or other nominee, you should instruct such nominee what election to make on your behalf by carefully following the instructions that you will receive from your bank, brokerage firm or other nominee. An election will not be made on your behalf absent your instructions. You may be subject to an earlier deadline for making your election. Please contact your bank, brokerage firm or other nominee with any questions.

3.	If my LaSalle common shares are held in “street name” and I purchased them after the record date, can I make an election?
Yes. LaSalle common shareholders who hold their LaSalle common shares in “street name” through a bank, brokerage firm or other nominee do not have to own the shares as of the record date in order to make an election. However, it is important to note that such LaSalle common shareholders who hold their LaSalle common shares in “street name” may be subject to an earlier election deadline established by their nominee. Therefore, LaSalle common shareholders should carefully read any materials received from their bank, brokerage firm or other nominee, and should follow the procedures established by their bank, brokerage firm or other nominee in order to make an election. Please contact your bank, brokerage firm or other nominee with any questions.

4.	Is the deadline to make an election the same date as the record date for voting?
No. Only holders of LaSalle common shares of record holding directly through LaSalle’s transfer agent or holding in “street name” as of the close of business on October 23, 2018, the record date for determining LaSalle shareholders entitled to notice of and to vote at the LaSalle special meeting, are entitled to vote at the LaSalle special meeting.
For the date of the election deadlines, see the answers to the questions below titled “What is the deadline for making an election if I am a record holder of LaSalle common shares?” and “Is there a different deadline for making an election if my LaSalle common shares are held in “street name?”

5.	What is the deadline for making an election if I am a record holder of LaSalle common shares?
The election deadline for holders of record of LaSalle common shares (holding directly through LaSalle’s transfer agent) as of the close of business on the record date is 5:00 p.m., Eastern Time, on November 26, 2018.

6.	Is there a different deadline for making an election if my LaSalle common shares are held in “street name”?
LaSalle common shareholders who hold their LaSalle common shares in “street name” through a bank, brokerage firm or other nominee may be subject to an earlier election deadline established by their nominee. Therefore, LaSalle common shareholders should carefully read any materials received from their bank, brokerage firm or other nominee, and should follow the procedures established by their bank, brokerage firm or other nominee in order to make an election. Please contact your bank, brokerage firm or other nominee with any questions.

7.	What happens to my election if I sell or transfer my LaSalle common shares after the record date if I am a record holder?
For holders of record of LaSalle common shares (holding directly through LaSalle’s transfer agent) as of the close of business on the record date, after an election is made, any subsequent transfer of the LaSalle common shares subject to such election shall automatically revoke the election.

8.	What happens to my election if I sell or transfer my LaSalle common shares after the record date if my LaSalle common shares are held in “street name”?
LaSalle common shareholders who hold their LaSalle common shares in “street name” through a bank, brokerage firm or other nominee and who sell their LaSalle common shares after the record date will be subject to the instructions and procedures established by their bank, brokerage firm or other nominee in regard to the election and subsequent revocation of election due to the sale of their common shares. Therefore, LaSalle “street name” common shareholders should carefully read any materials received from their bank, brokerage firm or other nominee, and should follow the procedures established their bank, brokerage firm or other nominee. Please contact your bank, brokerage firm or other nominee with any questions.

9.	Can I change my election after my election form has been submitted if I am a record holder?
An election may be revoked by a record holder of LaSalle common shares (holding directly through LaSalle’s transfer agent) by delivering written notice to the exchange agent prior to the election deadline. If an election is revoked by a record holder, the LaSalle common shares subject to the revoked election will be deemed to have elected to receive the share consideration unless a new election is made prior to the election deadline.

10.	Can I change my election after my election form has been submitted if my LaSalle common shares are held in “street name”?
LaSalle common shareholders who hold their LaSalle common shares in “street name” (prior to the election deadline) through a bank, brokerage firm or other nominee will receive instructions from their bank, brokerage firm or other nominee as to how to submit a form of election. Therefore, LaSalle common shareholders should carefully read any materials received from their bank, brokerage firm or other nominee, and should follow the procedures established their bank, brokerage firm or other nominee in order to change or revoke an election. Please contact your bank, brokerage firm or other nominee with any questions.

11.	Who can answer my questions?
If you are a LaSalle common shareholder and have any questions about the mergers or how to submit your election form or proxy, you should contact:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Bob Marese
+1-212-929-5405
Email: bmarese@mackenziepartners.com
If your broker or other nominee holds your shares, you should also contact your broker or other nominee for additional information.
As previously announced on September 6, 2018, Pebblebrook and LaSalle entered into a definitive merger agreement pursuant to which Pebblebrook will acquire 100% of LaSalle’s outstanding common shares. Under the terms of the merger agreement, for each LaSalle common share owned, each LaSalle shareholder may elect to receive either a fixed amount of $37.80 in cash or a fixed exchange ratio of 0.92 Pebblebrook common share. A maximum of 30% of the outstanding LaSalle common shares may elect to receive cash (and elections of cash will be subject to pro rata cutbacks if holders of more than 30% of the outstanding LaSalle common shares elect to receive cash).
LaSalle will hold a special meeting of shareholders on November 27, 2018 to approve Pebblebrook’s proposed acquisition of LaSalle. LaSalle shareholders of record as of the close of business on October 23, 2018 will be entitled to vote at the meeting.
The transaction is subject to customary closing conditions, including approval by LaSalle shareholders and Pebblebrook shareholders.
About LaSalle Hotel Properties
LaSalle Hotel Properties is a leading multi-operator real estate investment trust. The Company owns 41 properties, which are upscale, full-service hotels, totaling approximately 10,400 guest rooms in 11 markets in seven states and the District of Columbia. The Company focuses on owning, redeveloping and repositioning upscale, full service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging groups, including Access Hotels & Resorts, Accor, Benchmark Hospitality, Davidson Hotel Company, Evolution Hospitality, HEI Hotels & Resorts, Highgate Hotels, Hilton, Hyatt Hotels Corporation, IHG, JRK Hotel Group, Inc., Marriott International, Noble House Hotels & Resorts, Outrigger Lodging Services, Provenance Hotels, Two Roads Hospitality, and Viceroy Hotel Group.
Additional Information about the Proposed Merger Transaction and Where to Find It
This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of September 6, 2018, as amended on September 18, 2018, by and among Pebblebrook, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle and LaSalle Hotel Operating Partnership, L.P. In connection with the proposed merger transaction, on September 18, 2018, Pebblebrook filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (which registration statement has not yet been declared effective) that included a preliminary joint proxy statement/prospectus of Pebblebrook and LaSalle that also constitutes a prospectus of Pebblebrook (which joint proxy statement/prospectus has not yet been declared effective). Pebblebrook and LaSalle also plan to file other relevant documents with the SEC regarding the proposed merger transaction. INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Pebblebrook or LaSalle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Pebblebrook with the SEC will be available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. Copies of the documents filed by LaSalle with the SEC will be available free of charge on LaSalle’s website at www.lasallehotels.com or by contacting LaSalle’s Investor Relations at (301) 941-1500.

Certain Information Regarding Participants
Pebblebrook and LaSalle and their respective trustees, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018 in connection with Pebblebrook’s 2018 annual meeting of shareholders. You can find information about LaSalle’s executive officers and directors in LaSalle’s definitive proxy statement filed with the SEC on July 30, 2018 in connection with its 2018 special meeting of shareholders. Additional information regarding the interests of such potential participants is included in the preliminary joint proxy statement/prospectus and will be included in other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Pebblebrook or LaSalle using the sources indicated above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Cautionary Statement Regarding Forward-Looking Statements
This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. The forward- looking statements contained in this press release, including statements regarding the proposed merger transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur, (ii) the outcome of any legal proceedings that may be instituted against the companies and others related to the proposed merger transaction, (iii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iv) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (v) increased or unanticipated competition for the Company’s properties, (vi) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vii) the availability and terms of financing and capital and the general volatility of securities markets, (viii) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly, (ix) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (x) the possible failure of the Company to maintain its qualification as a REIT and the risk of changes in laws affecting REITs, (xi) the possibility of uninsured losses, (xii) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xiii) the risk of a material failure, inadequacy, interruption or security failure of the Company’s or the hotel managers’ information technology networks and systems, and (xiv) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Form 10-K and 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.

LaSalle Investor Contacts:
LaSalle Hotel Properties
Kenneth G. Fuller or Max D. Leinweber
301-941-1500
or
MacKenzie Partners, Inc.
Bob Marese
212-929-5405

LaSalle Media Contact:
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko / Andrew Siegel
212-355-4449